Cincinnati Bell Reports Second Quarter 2015 Results

HIGHLIGHTS

•	Strategic revenue from consumer and business products increased 20 percent year-over-year

•	Fioptics revenue totaled $45 million, up 32 percent year-over-year

•	Strong second quarter Adjusted EBITDA[1] of $75 million

•	Record high 102 thousand video subscribers and 275 thousand internet subscribers

•	Sold 14 million CyrusOne partnership units for $426 million and announced the agreement to sell an additional 6 million partnership units for proceeds totaling $170 million

CINCINNATI - July 30, 2015 - Cincinnati Bell Inc. (NYSE:CBB) today announced financial results for the second quarter of 2015, highlighted by strategic revenue totaling $130 million as demand for these products remains strong. Fioptics revenue for the quarter totaled $45 million, up 32 percent compared to the prior year and the Company now has more than 100 thousand video subscribers. Strategic managed and professional services revenue was $45 million in the quarter, up 32 percent compared to the prior year.

"Our investments continue to generate impressive strategic revenue growth for both consumer and business markets. The strong first-half performance has us well positioned to achieve the high-end of our 2015 financial guidance," said Ted Torbeck, president and chief executive officer. Torbeck also added, "We continue to opportunistically monetize our CyrusOne stake and have significantly improved the health of our balance sheet, expanding options available to further enhance the capital structure."

CONSOLIDATED RESULTS2
Consolidated revenue for the second quarter of 2015 was $286 million, up $3 million from the prior year. Operating income for the quarter totaled $30 million and Adjusted EBITDA equaled $75 million. Net income was $192 million, including income from discontinued operations. In the second quarter we recognized a $295 million gain on the sale of 14 million CyrusOne partnership units.

Entertainment and Communications Segment

•
Entertainment and Communications revenue for the quarter totaled $182 million, up $1 million compared to the prior year after excluding revenue from services provided to our wireless business which discontinued operations effective March 31, 2015.

◦	Fioptics revenue for the quarter was $45 million, up 32 percent from the prior year.

◦
Strategic revenue for business customers totaled $42 million (including $2 million of Fioptics revenue) for the quarter, up $2 million year-over-year after excluding revenue for services provided to our wireless operations in the prior year.

•	Operating income and Adjusted EBITDA for the quarter totaled $30 million and $70 million, respectively.

•	Adjusted EBITDA margin[3] for the quarter was 39 percent.

•	Fioptics video subscribers totaled 101,500 at the end of the second quarter, up 23 percent compared to the same period in 2014.

•	Record high 275 thousand total internet subscribers at the end of the second quarter, up 5 thousand from a year ago.

•	In the second quarter of 2015, we passed an additional 24,700 units with Fioptics which is now available to 382 thousand households within Greater Cincinnati.

IT Services and Hardware Segment

•	Revenue of $106 million for the quarter was up 5 percent over the prior year.

◦	Strategic managed and professional services revenue was $45 million in the quarter, up 32 percent compared to the prior year.

◦	Hardware revenue was $60 million for the quarter, compared to $66 million in the second quarter of 2014.

•	Operating income totaled $6 million for the quarter, up $3 million compared to a year ago.

•	Adjusted EBITDA was $10 million for the quarter, up $4 million from the second quarter of 2014.

Investment in CyrusOne

•	Completed the sale of 14 million partnership units for cash proceeds totaling $426 million.

•	Announced agreement to sell 6 million partnership units in July for cash proceeds of $170 million.

•	Remaining 11 percent ownership of CyrusOne valued at approximately $250 million.

2015 Outlook
Cincinnati Bell reaffirms its financial guidance for 2015:

Category	2015 Guidance
Revenue	$1.1 billion
Adjusted EBITDA	$297 million*
*Plus or minus 2 percent

Conference Call/Webcast
Cincinnati Bell will host a conference call on July 30 at 10:00 a.m. (ET) to discuss its results for the second quarter of 2015. A live webcast of the call will be available via the Investor Relations section of www.cincinnatibell.com. The conference call dial-in number is (888) 256-9124. Callers located outside of the U.S. and Canada may dial (913) 312-1443. A taped replay of the conference call will be available approximately one hour after the conclusion of the call until 1:00 p.m. on Thursday, August 13, 2015. For U.S. callers, the replay will be available at (888) 203-1112. For callers outside of the U.S. and Canada, the replay will be available at (719) 457-0820. The replay reference number is 3509850. An archived version of the webcast will also be available in the Investor Relations section of www.cincinnatibell.com.

Safe Harbor Note
This release and the documents incorporated by reference herein contain forward-looking statements regarding future events and our future results that are subject to the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical facts, are statements that could be deemed forward-looking statements. These statements are based on current expectations, estimates, forecasts, and projections about the industries in which we operate and the beliefs and assumptions of our management. Words such as “expects,” “anticipates,” “predicts,” “projects,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “continues,” “endeavors,” “strives,” “may,” variations of such words and similar expressions are intended to identify such forward-looking statements. In addition, any statements that refer to projections of our future financial performance, our anticipated growth and trends in our businesses, and other characterizations of future events or circumstances are forward-looking statements. Readers are cautioned these forward-looking statements are based on current expectations and assumptions that are subject to risks and uncertainties, which could cause our actual results to differ materially and adversely from those reflected in the forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to, those discussed in this release and those discussed in other documents we file with the Securities and Exchange Commission (SEC). More information on potential risks and uncertainties is available in our recent filings with the SEC, including Cincinnati Bell's Form 10-K report, Form 10-Q reports and Form 8-K reports. Actual results may differ materially and adversely from those expressed in any forward-looking statements. We undertake no obligation to revise or update any forward-looking statements for any reason.

Use of Non-GAAP Financial Measures
This press release contains information about adjusted earnings before interest, taxes, depreciation and amortization (Adjusted EBITDA), Adjusted EBITDA margin, net debt, net income excluding special items and free cash flow. These are non-GAAP financial measures used by Cincinnati Bell management when evaluating results of operations and cash flow. Management believes these measures also provide users of the financial statements with additional and useful comparisons of current results of operations and cash flows with past and future periods. Non-GAAP financial measures should not be construed as being more important than comparable GAAP measures. Detailed reconciliations of these non-GAAP financial measures to comparable GAAP financial measures have been included in the tables distributed with this release and are available in the Investor Relations section of www.cincinnatibell.com.

1Adjusted EBITDA provides a useful measure of operational performance. The company defines Adjusted EBITDA as GAAP operating income plus depreciation, amortization, restructuring charges, (gain) loss on sale or disposal of assets, transaction costs, curtailment gain (loss), asset impairments, components of pension and other retirement plan costs (including interest costs, asset returns, and amortization of actuarial gains and losses), and other special items. Adjusted EBITDA should not be considered as an alternative to comparable GAAP measures of profitability and may not be comparable with the measure as defined by other companies.

2Consolidated Results for the three and six months ended June 30, 2015 and 2014 report our former wireless segment results as discontinued operations. Effective March 31, 2015, the Company no longer provides wireless services.

3Adjusted EBITDA margin provides a useful measure of operational performance. The company defines Adjusted EBITDA margin as Adjusted EBITDA divided by revenue. Adjusted EBITDA margin should not be considered as an alternative to comparable GAAP measures of profitability and may not be comparable with the measure as defined by other companies.

Free cash flow provides a useful measure of operational performance, liquidity and financial health. The company defines free cash flow as cash provided by (used in) operating, financing and investing activities, adjusted for the issuance and repayment of debt, debt issuance costs, the repurchase of common stock, and the proceeds from the sale or the use of funds from the purchase of business operations, including transaction costs. Free cash flow should not be considered as an alternative to net income (loss), operating income (loss), cash flow from operating activities, or the change in cash on the balance sheet and may not be comparable with free cash flow as defined by other companies. Although the company feels that there is no comparable GAAP measure for free cash flow, the attached financial information reconciles free cash flow to the net increase (decrease) in cash and cash equivalents.

Net debt provides a useful measure of liquidity and financial health. The company defines net debt as the sum of the face amount of short-term and long-term debt and unamortized premium and/or discount, offset by cash and cash equivalents.

Net income excluding special items in total and per share provides a useful measure of operating performance. Net income excluding special items should not be considered as an alternative to comparable GAAP measures of profitability and may not be comparable with net income excluding special items as defined by other companies.

About Cincinnati Bell Inc.
With headquarters in Cincinnati, Ohio, Cincinnati Bell Inc. (NYSE:CBB) provides integrated communications solutions – including local and long distance voice, data, high-speed Internet and video – that keep residential and business customers in Greater Cincinnati and Dayton connected with each other and with the world. In addition, enterprise customers across the United States rely on CBTS, a wholly-owned subsidiary, for efficient, scalable office communications systems and end-to-end IT solutions. Cincinnati Bell effectively owns approximately 11 percent of CyrusOne (NASDAQ: CONE), which is held in the form of CyrusOne common stock and CyrusOne LP partnership units. CyrusOne specializes in highly reliable enterprise-class, carrier-neutral data center properties and provides mission-critical data center facilities that protect and ensure the continued operation of IT infrastructure for its customers. For more information, please visit www.cincinnatibell.com.

Cincinnati Bell Inc.
Consolidated Statements of Operations
(Unaudited)
(Dollars in millions, except per share amounts)

	Three Months Ended				Six Months Ended
	June 30,		Change		June 30,		Change
	2015	2014	$	%	2015	2014	$	%

Revenue	$285.8	$283.0	$2.8	1%	$578.7	$565.2	$13.5	2%

Costs and expenses
Cost of services and products	162.2	154.1	8.1	5%	328.4	304.8	23.6	8%
Selling, general and administrative	57.0	49.5	7.5	15%	109.2	98.8	10.4	11%
Depreciation and amortization	34.0	31.0	3.0	10%	66.6	62.1	4.5	7%
Restructuring charges	2.3	1.2	1.1	92%	5.7	1.2	4.5	n/m
Loss (gain) on sale or disposal of assets, net	0.3	(0.1)	0.4	n/m	1.7	(0.1)	1.8	n/m
Curtailment loss	0.3	—	0.3	n/m	0.3	—	0.3	n/m
Transaction costs	—	—	—	n/m	—	0.7	(0.7)	n/m

Operating income	29.7	47.3	(17.6)	(37)%	66.8	97.7	(30.9)	(32)%

Interest expense	28.0	39.5	(11.5)	(29)%	60.7	78.3	(17.6)	(22)%
Loss on extinguishment of debt	13.5	—	13.5	n/m	13.5	—	13.5	n/m
Loss from CyrusOne equity method investment	1.3	2.4	(1.1)	(46)%	4.4	1.9	2.5	n/m
Gain on sale of CyrusOne equity method investment	(295.2)	(192.8)	(102.4)	53%	(295.2)	(192.8)	(102.4)	53%
Other expense (income), net	—	(0.9)	0.9	n/m	0.4	(1.2)	1.6	n/m

Income from continuing operations before income taxes	282.1	199.1	83.0	42%	283.0	211.5	71.5	34%
Income tax expense	101.4	75.4	26.0	34%	102.0	81.9	20.1	25%
Income from continuing operations	180.7	123.7	57.0	46%	181.0	129.6	51.4	40%

Income (loss) from discontinued operations (net of tax)	10.9	(9.5)	20.4	n/m	59.8	(8.4)	68.2	n/m

Net income	191.6	114.2	77.4	68%	240.8	121.2	119.6	99%

Preferred stock dividends	2.6	2.6	—	0%	5.2	5.2	—	0%

Net income applicable to common shareowners	$189.0	$111.6	$77.4	69%	$235.6	$116.0	$119.6	n/m

Basic net earnings per common share
Earnings from continuing operations	$0.85	$0.58			$0.84	$0.60
Earnings (loss) from discontinued operations	0.05	(0.04)			0.29	(0.04)
Basic net earnings per common share	$0.90	$0.54			$1.13	$0.56

Diluted net earnings per common share
Earnings from continuing operations	$0.84	$0.58			$0.84	$0.59
Earnings (loss) from discontinued operations	0.05	(0.05)			0.28	(0.04)
Diluted net earnings per common share	$0.89	$0.53			$1.12	$0.55

Weighted average common shares outstanding
(in millions)
- Basic	209.7	208.5			209.4	208.2
- Diluted	214.6	209.4			210.1	209.2

Cincinnati Bell Inc.
Income Statements by Segment
(Unaudited)
(Dollars in millions)

	Three Months Ended				Six Months Ended
	June 30,		Change		June 30,		Change
	2015	2014	$	%	2015	2014	$	%
Entertainment and Communications
Revenue
Data	$84.6	$84.2	$0.4	0%	$171.9	$167.2	$4.7	3%
Voice - local service	44.7	51.9	(7.2)	(14)%	92.1	105.0	(12.9)	(12)%
Long distance and VoIP	27.5	26.8	0.7	3%	54.7	53.7	1.0	2%
Entertainment	23.0	18.4	4.6	25%	44.5	35.4	9.1	26%
Other	2.6	3.4	(0.8)	(24)%	7.3	7.0	0.3	4%

Total revenue	182.4	184.7	(2.3)	(1)%	370.5	368.3	2.2	1%

Operating costs and expenses
Cost of services and products	80.1	73.0	7.1	10%	161.6	144.6	17.0	12%
Selling, general and administrative	39.8	32.9	6.9	21%	74.8	65.1	9.7	15%
Depreciation and amortization	31.0	28.2	2.8	10%	60.5	56.3	4.2	7%
Other*	1.4	1.0	0.4	40%	2.2	0.9	1.3	n/m

Total operating costs and expenses	152.3	135.1	17.2	13%	299.1	266.9	32.2	12%

Operating income	$30.1	$49.6	$(19.5)	(39)%	$71.4	$101.4	$(30.0)	(30)%

IT Services and Hardware
Revenue
Telecom and IT equipment distribution	$60.4	$65.9	$(5.5)	(8)%	$125.7	$133.8	$(8.1)	(6)%
Managed and professional services	45.9	35.7	10.2	29%	88.2	69.7	18.5	27%

Total revenue	106.3	101.6	4.7	5%	213.9	203.5	10.4	5%

Operating costs and expenses
Cost of services and products	83.5	83.6	(0.1)	0%	169.9	165.3	4.6	3%
Selling, general and administrative	13.3	12.4	0.9	7%	26.7	24.4	2.3	9%
Depreciation and amortization	3.0	2.8	0.2	7%	6.1	5.6	0.5	9%
Other*	0.3	—	0.3	n/m	3.9	—	3.9	n/m

Total operating costs and expenses	100.1	98.8	1.3	1%	206.6	195.3	11.3	6%

Operating income	$6.2	$2.8	$3.4	n/m	$7.3	$8.2	$(0.9)	(11)%

	*Other includes restructuring charges, loss (gain) on sale or disposal of assets, net and a curtailment loss.

Cincinnati Bell Inc.
Segment Information
(Unaudited)
(Dollars in millions)
	Three Months Ended				Six Months Ended
	June 30,		Change		June 30,		Change
	2015	2014	$	%	2015	2014	$	%
Revenue
Entertainment and Communications	$182.4	$184.7	$(2.3)	(1)%	$370.5	$368.3	$2.2	1%
IT Services and Hardware	106.3	101.6	4.7	5%	213.9	203.5	10.4	5%
Eliminations	(2.9)	(3.3)	0.4	(12)%	(5.7)	(6.6)	0.9	(14)%

Total revenue	$285.8	$283.0	$2.8	1%	$578.7	$565.2	$13.5	2%

Cost of Services and Products
Entertainment and Communications	$80.1	$73.0	$7.1	10%	$161.6	$144.6	$17.0	12%
IT Services and Hardware	83.5	83.6	(0.1)	0%	169.9	165.3	4.6	3%
Eliminations	(1.4)	(2.5)	1.1	(44)%	(3.1)	(5.1)	2.0	(39)%

Total cost of services and products	$162.2	$154.1	$8.1	5%	$328.4	$304.8	$23.6	8%

Selling, General and Administrative
Entertainment and Communications	$39.8	$32.9	$6.9	21%	$74.8	$65.1	$9.7	15%
IT Services and Hardware	13.3	12.4	0.9	7%	26.7	24.4	2.3	9%
Corporate and eliminations	3.9	4.2	(0.3)	(7)%	7.7	9.3	(1.6)	(17)%

Total selling, general and administrative	$57.0	$49.5	$7.5	15%	$109.2	$98.8	$10.4	11%

Depreciation and Amortization
Entertainment and Communications	$31.0	$28.2	$2.8	10%	$60.5	$56.3	$4.2	7%
IT Services and Hardware	3.0	2.8	0.2	7%	6.1	5.6	0.5	9%
Corporate	—	—	—	n/m	—	0.2	(0.2)	n/m

Total depreciation and amortization	$34.0	$31.0	$3.0	10%	$66.6	$62.1	$4.5	7%

Other*
Entertainment and Communications	$1.4	$1.0	$0.4	40%	$2.2	$0.9	$1.3	n/m
IT Services and Hardware	0.3	—	0.3	n/m	3.9	—	3.9	n/m
Corporate	1.2	0.1	1.1	n/m	1.6	0.9	0.7	78%

Total other	$2.9	$1.1	$1.8	n/m	$7.7	$1.8	$5.9	n/m

Operating Income
Entertainment and Communications	$30.1	$49.6	$(19.5)	(39)%	$71.4	$101.4	$(30.0)	(30)%
IT Services and Hardware	6.2	2.8	3.4	n/m	7.3	8.2	(0.9)	(11)%
Corporate	(6.6)	(5.1)	(1.5)	29%	(11.9)	(11.9)	—	0%

Total operating income	$29.7	$47.3	$(17.6)	(37)%	$66.8	$97.7	$(30.9)	(32)%

	* Other includes restructuring charges, loss (gain) on sale or disposal of assets, net, curtailment loss and transaction costs.

Cincinnati Bell Inc.
Segment Metric Information
(Unaudited)
(In thousands)

	June 30,	March 31,	December 31,	September 30,	June 30,
	2015	2015	2014	2014	2014

Residential voice lines
Legacy voice lines	161.5	170.5	181.6	192.6	204.1
Fioptics voice lines	64.2	60.0	56.7	54.2	51.6
Total residential voice lines	225.7	230.5	238.3	246.8	255.7

Business voice lines
Legacy voice lines	227.5	233.0	238.0	242.1	246.4
VoIP lines*	82.4	73.9	70.0	63.3	60.2
Total business voice lines	309.9	306.9	308.0	305.4	306.6

Total voice lines	535.6	537.4	546.3	552.2	562.3

Long distance lines	349.7	355.5	362.8	371.4	378.6

Internet subscribers
DSL	142.7	149.6	156.2	163.8	172.0
Fioptics	132.4	123.1	113.7	106.7	98.3

	275.1	272.7	269.9	270.5	270.3

Fioptics video subscribers	101.5	95.8	91.4	87.8	82.5

Fioptics units passed	382.3	357.6	335.0	323.0	307.1

*	VoIP lines include Fioptics business voice lines.

Cincinnati Bell Inc.
Net Debt and Common Shares Outstanding
(Unaudited)
(Dollars and shares in millions)

	June 30,	December 31,
	2015	2014

Receivables Facility	$2.6	$19.2
8 3/4% Senior Subordinated Notes due 2018	—	300.0
Corporate Credit Agreement - Tranche B Term Loan	530.6	533.2
8 3/8% Senior Notes due 2020	616.1	661.2
7 1/4% Senior Notes due 2023	40.0	40.0
Various Cincinnati Bell Telephone notes	134.5	134.5
Capital leases and other debt	69.3	16.1
Net unamortized discount	(1.6)	(3.2)

Total debt	1,391.5	1,701.0

Less: Cash and cash equivalents	(14.8)	(57.9)

Net debt (as defined by the company)	$1,376.7	$1,643.1

Corporate Credit Agreement availability	$175.0	$150.0

Common shares outstanding	209.9	209.3

Cincinnati Bell Inc.
Reconciliation of Net Income (Loss) (GAAP) to Adjusted EBITDA (Non-GAAP)
(Unaudited)
(Dollars in millions)
	Three Months Ended June 30, 2015
	Entertainment and Communications	IT Services & Hardware	Corporate	Total Company

Net income (GAAP)				$191.6
Less:
Income from discontinued operations (net of tax)				10.9
Income from continuing operations (GAAP)				$180.7
Add:
Income tax expense				101.4
Interest expense				28.0
Loss from CyrusOne equity method investment				1.3
Gain on sale of CyrusOne equity method investment				(295.2)
Loss on extinguishment of debt				13.5

Operating income (loss) (GAAP)	$30.1	$6.2	$(6.6)	$29.7
Add:
Depreciation and amortization	31.0	3.0	—	34.0
Restructuring charges	0.8	0.3	1.2	2.3
Loss on sale or disposal of assets	0.3	—	—	0.3
Curtailment loss	0.3	—	—	0.3
Pension and other retirement plan expenses	7.8	—	0.6	8.4
Adjusted EBITDA (Non-GAAP)	$70.3	$9.5	$(4.8)	$75.0

Adjusted EBITDA Margin	39%	9%	—	26%

	Three Months Ended June 30, 2014
	Entertainment and Communications	IT Services & Hardware	Corporate	Total Company

Net income (GAAP)				$114.2
Less:
Loss from discontinued operations (net of tax)				(9.5)
Income from continuing operations (GAAP)				$123.7
Add:
Income tax expense				75.4
Interest expense				39.5
Loss from CyrusOne equity method investment				2.4
Gain on sale of CyrusOne equity method investment				(192.8)
Other expense (income), net				(0.9)

Operating income (loss) (GAAP)	$49.6	$2.8	$(5.1)	$47.3
Add:
Depreciation and amortization	28.2	2.8	—	31.0
Restructuring charges	1.1	—	0.1	1.2
(Gain) loss on sale or disposal of assets	(0.1)	—	—	(0.1)
Pension and other retirement plan expenses	3.6	—	0.4	4.0
Adjusted EBITDA (Non-GAAP)	$82.4	$5.6	$(4.6)	$83.4

Adjusted EBITDA Margin	45%	6%	—	29%

Year-over-year dollar change in Adjusted EBITDA	$(12.1)	$3.9	$(0.2)	$(8.4)

Year-over-year percentage change in Adjusted EBITDA	(15)%	70%	4%	(10)%

Cincinnati Bell Inc.
Reconciliation of Net Income (Loss) (GAAP) to Adjusted EBITDA (Non-GAAP)
(Unaudited)
(Dollars in millions)
	Six Months Ended June 30, 2015
	Entertainment and Communications	IT Services & Hardware	Corporate	Total Company

Net income (GAAP)				$240.8
Less:
Income from discontinued operations (net of tax)				59.8
Income from continuing operations (GAAP)				$181.0
Add:
Income tax expense				102.0
Interest expense				60.7
Loss from CyrusOne equity method investment				4.4
Gain on sale of CyrusOne equity method investment				(295.2)
Loss on extinguishment of debt				13.5
Other expense (income), net				0.4

Operating income (loss) (GAAP)	$71.4	$7.3	$(11.9)	$66.8
Add:
Depreciation and amortization	60.5	6.1	—	66.6
Restructuring charges	1.6	2.5	1.6	5.7
Loss on sale or disposal of assets	0.3	1.4	—	1.7
Curtailment loss	0.3	—	—	0.3
Pension and other retirement plan expenses	11.6	—	1.1	12.7
Adjusted EBITDA (Non-GAAP)	$145.7	$17.3	$(9.2)	$153.8

Adjusted EBITDA Margin	39%	8%	—	27%

	Six Months Ended June 30, 2014
	Entertainment and Communications	IT Services & Hardware	Corporate	Total Company
Net income (GAAP)				$121.2
Less:
Loss from discontinued operations (net of tax)				(8.4)
Income from continuing operations (GAAP)				$129.6
Add:
Income tax expense				81.9
Interest expense				78.3
Loss from CyrusOne equity method investment				1.9
Gain on sale of CyrusOne equity method investment				(192.8)
Other expense (income), net				(1.2)

Operating income (loss) (GAAP)	$101.4	$8.2	$(11.9)	$97.7
Add:
Depreciation and amortization	56.3	5.6	0.2	62.1
Restructuring charges	1.1	—	0.1	1.2
(Gain) loss on sale or disposal of assets	(0.2)	—	0.1	(0.1)
Transaction costs	—	—	0.7	0.7
Pension and other retirement plan expenses	8.1	—	0.8	8.9
Adjusted EBITDA (Non-GAAP)	$166.7	$13.8	$(10.0)	$170.5

Adjusted EBITDA Margin	45%	7%	—	30%

Year-over-year dollar change in Adjusted EBITDA	$(21.0)	$3.5	$0.8	$(16.7)

Year-over-year percentage change in Adjusted EBITDA	(13)%	25%	(8)%	(10)%

Cincinnati Bell Inc.
Consolidated Statements of Cash Flows
(Unaudited)
(Dollars in millions)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2015	2014	2015	2014

Cash provided by operating activities	$26.4	$56.0	$32.7	$93.8

Capital expenditures	(74.6)	(41.2)	(132.5)	(75.5)
Dividends received from CyrusOne	9.0	9.3	15.0	16.4
Proceeds from sale of CyrusOne equity method investment	426.0	355.9	426.0	355.9
Other, net	—	(5.6)	(0.1)	(3.7)

Cash provided by investing activities	360.4	318.4	308.4	293.1

Net decrease in corporate credit and receivables facilities with initial maturities less than 90 days	(24.1)	(27.3)	(16.6)	(31.4)
Repayment of debt	(358.1)	(3.1)	(361.4)	(8.3)
Debt issuance costs	(0.4)	—	(0.4)	—
Dividends paid on preferred stock	(2.6)	(2.6)	(5.2)	(5.2)
Proceeds from exercise of options and warrants	—	0.6	—	1.2
Other, net	(0.2)	1.0	(0.6)	(0.6)

Cash used in financing activities	(385.4)	(31.4)	(384.2)	(44.3)

Net increase (decrease) in cash and cash equivalents	1.4	343.0	(43.1)	342.6
Cash and cash equivalents at beginning of period	13.4	4.2	57.9	4.6

Cash and cash equivalents at end of period	$14.8	$347.2	$14.8	$347.2

Reconciliation of GAAP Cash Flow to
Free Cash Flow (as defined by the company)
Net increase (decrease) in cash and cash equivalents	$1.4	$343.0	$(43.1)	$342.6
Adjustments:
Net decrease in corporate credit and receivables facilities with initial maturities less than 90 days	24.1	27.3	16.6	31.4
Repayment of debt	358.1	3.1	361.4	8.3
Discontinued operations*	5.4	(12.9)	18.4	(17.1)
Decommissioning of wireless towers	1.5	—	1.5	—
Debt issuance costs	0.4	—	0.4	—
Transaction costs	—	0.7	—	0.7
Proceeds from sale of CyrusOne equity method investment	(426.0)	(355.9)	(426.0)	(355.9)

Free cash flow	(35.1)	5.3	(70.8)	10.0

Income tax payments	$0.9	$1.2	$0.9	$0.3

*For the quarter ended June 30, 2015 and 2014, our wireless business generated free cash flow of ($5.4) million and $12.9 million, respectively. For the six months ended June 30, 2015 and 2014, our wireless business generated free cash flow of ($18.4) million and $17.1 million, respectively. Wireless operations are now reported as discontinued operations within the consolidated financial statements.

Cincinnati Bell Inc.
Free Cash Flow (as defined by the company)
(Unaudited)
(Dollars in millions)

Free Cash Flow for the three months ended June 30, 2014	$5.3

Decrease in Adjusted EBITDA	(8.4)
Increase in capital expenditures from continuing operations	(34.0)
Increase in interest payments	(1.9)
Increase in pension and postretirement payments and contributions	(2.4)
Change in working capital and other	6.3

Free Cash Flow for the three months ended June 30, 2015	$(35.1)

Free Cash Flow for the six months ended June 30, 2014	$10.0

Decrease in Adjusted EBITDA	(16.7)
Increase in capital expenditures from continuing operations	(63.2)
Decrease in interest payments	13.2
Decrease in pension and postretirement payments and contributions	0.8
Change in working capital and other	(14.9)

Free Cash Flow for the six months ended June 30, 2015	$(70.8)

Cincinnati Bell Inc.
Capital Expenditures
(Unaudited)
(Dollars in millions)

	Three Months Ended
	Jun. 30, 2015	Mar. 31, 2015	Dec. 31, 2014	Sep. 30, 2014	Jun. 30, 2014

Entertainment and Communications	$70.1	$54.0	$57.6	$41.8	$38.1
IT Services and Hardware	4.4	3.9	3.4	3.5	2.5
Corporate	0.1	—	0.2	—	—
Total capital expenditures from continuing operations	$74.6	$57.9	$61.2	$45.3	$40.6

Discontinued operations	$—	$—	$—	$0.3	$0.6
Total capital expenditures	$74.6	$57.9	$61.2	$45.6	$41.2

Cincinnati Bell Inc.
Normalized Statements of Operations (Non-GAAP) - Reconciliation to Reported Results
(Unaudited)
(Dollars in millions, except per share amounts)

					Three
		Three			Months Ended
		Months Ended			June 30, 2015
		June 30, 2015			Before Special Items
		(GAAP)	Special Items		(Non-GAAP)

	Revenue	$285.8	$—		$285.8

	Costs and expenses
	Cost of services and products	162.2	—		162.2
	Selling, general and administrative	57.0	(3.8)	[A]	53.2
	Depreciation and amortization	34.0	—		34.0
	Restructuring charges	2.3	(2.3)	[B]	—
	Loss on sale or disposal of assets, net	0.3	(0.3)	[C]	—
	Curtailment loss	0.3	(0.3)	[D]	—
	Operating income	29.7	6.7		36.4

	Interest expense	28.0	—		28.0
	Loss on extinguishment of debt	13.5	(13.5)	[E]	—
	Loss from CyrusOne equity method investment	1.3	—		1.3
	Gain on sale of CyrusOne equity method investment	(295.2)	295.2	[F]	—

	Income from continuing operations before income taxes	282.1	(275.0)		7.1
	Income tax expense	101.4	(99.0)		2.4
	Income from continuing operations	180.7	(176.0)		4.7

	Income from discontinued operations (net of tax)	10.9	(10.9)		—

	Net income	191.6	(186.9)		4.7

	Preferred stock dividends	2.6	—		2.6

	Net income applicable to common shareowners	$189.0	$(186.9)		$2.1

	Weighted average diluted common shares	214.6	210.1	[G]	210.1

	Diluted earnings per common share*	$0.89	$(0.89)		$0.01

	Normalized results have been adjusted for the following (pretax adjustments are tax effected at 36%):

A	Pension related charges associated with non-qualified excess plan.

B
Restructuring charges consist of employee severance and project costs to identify opportunities to further integrate the business markets within our Entertainment and Communications segment and IT Services and Hardware segment.

C	Loss is attributable to a software project that was abandoned in the second quarter.

D	Curtailment loss resulted from an amendment to the bargained pension plan.

E
Loss on extinguishment of debt related to the redemption of $300.0 million of the outstanding 8 3/4% Senior Subordinated Notes due 2018 on May 7, 2015 at a redemption rate of 102.188% and due to the redemption of $45.1 million of the outstanding 8 3/8% Senior Notes due 2020 during the second quarter at an average redemption price of 106.450%.

F	Gain on sale of CyrusOne equity method investment.

G	Excludes effect of convertible preferred shares.

*
Diluted earnings per common share has been calculated independently for the results above. Therefore, the sum of the per share amounts will not necessarily equal the per share results for the Before Special Items (Non-GAAP) results.

Cincinnati Bell Inc.
Normalized Statements of Operations (Non-GAAP) - Reconciliation to Reported Results
(Unaudited)
(Dollars in millions, except per share amounts)

					Three
		Three			Months Ended
		Months Ended			June 30, 2014
		June 30, 2014			Before Special Items
		(GAAP)	Special Items		(Non-GAAP)

	Revenue	$283.0	$—		$283.0

	Costs and expenses
	Cost of services and products	154.1	—		154.1
	Selling, general and administrative	49.5	—		49.5
	Depreciation and amortization	31.0	—		31.0
	Restructuring charges	1.2	(1.2)	[A]	—
	Gain on sale or disposal of assets, net	(0.1)	0.1	[B]	—
	Operating income	47.3	1.1		48.4

	Interest expense	39.5	—		39.5
	Loss from CyrusOne equity method investment	2.4	—		2.4
	Gain from sale of CyrusOne equity method investment	(192.8)	192.8	[C]	—
	Other income, net	(0.9)	—		(0.9)

	Income from continuing operations before income taxes	199.1	(191.7)		7.4
	Income tax expense	75.4	(69.0)		6.4
	Income from continuing operations	123.7	(122.7)		1.0

	Loss from discontinued operations (net of tax)	(9.5)	9.5		—

	Net income	114.2	(113.2)		1.0

	Preferred stock dividends	2.6	—		2.6

	Net income applicable to common shareowners	$111.6	$(113.2)		$(1.6)

	Weighted average diluted common shares	209.4	208.5	[D]	208.5

	Diluted earnings per common share*	$0.53	$(0.54)		$(0.01)

	Normalized results have been adjusted for the following (pretax adjustments are tax effected at 36%):

A	Restructuring charges consist of employee severance associated with outsourcing portions of our IT department.

B	Gain on sale of wireline copper cabling.

C	Gain on sale of CyrusOne equity method investment.

D	Dilutive effect of common stock based on net income excluding special items.

*
Diluted earnings per common share have been calculated independently for the results above. Therefore, the sum of the per share amounts will not necessarily equal the per share results for the Before Special Items (Non-GAAP) results.

Cincinnati Bell Inc.
Normalized Statements of Operations (Non-GAAP) - Reconciliation to Reported Results
(Unaudited)
(Dollars in millions, except per share amounts)

					Six
		Six			Months Ended
		Months Ended			June 30, 2015
		June 30, 2015			Before Special Items
		(GAAP)	Special Items		(Non-GAAP)

	Revenue	$578.7	$—		$578.7

	Costs and expenses
	Cost of services and products	328.4	—		328.4
	Selling, general and administrative	109.2	(3.8)	[A]	105.4
	Depreciation and amortization	66.6	—		66.6
	Restructuring charges	5.7	(5.7)	[B]	—
	Loss on sale or disposal of assets, net	1.7	(1.7)	[C]	—
	Curtailment loss	0.3	(0.3)	[D]	—
	Operating income	66.8	11.5		78.3

	Interest expense	60.7	—		60.7
	Loss on extinguishment of debt	13.5	(13.5)	[E]	—
	Loss from CyrusOne equity method investment	4.4	—		4.4
	Gain on sale of CyrusOne equity method investment	(295.2)	295.2	[F]	—
	Other expense, net	0.4	—		0.4

	Income from continuing operations before income taxes	283.0	(270.2)		12.8
	Income tax expense	102.0	(97.3)		4.7
	Income from continuing operations	181.0	(172.9)		8.1

	Income from discontinued operations (net of tax)	59.8	(59.8)		—

	Net income	240.8	(232.7)		8.1

	Preferred stock dividends	5.2	—		5.2

	Net income applicable to common shareowners	$235.6	$(232.7)		$2.9

	Weighted average diluted common shares	210.1	210.1		210.1

	Diluted earnings per common share*	$1.12	$(1.11)		$0.01

	Normalized results have been adjusted for the following (pretax adjustments are tax effected at 36%):

A	Pension related charges associated with non-qualified excess plan.

B
Restructuring charges consist of employee severance and project costs to identify opportunities to further integrate the business markets within our Entertainment and Communications segment and IT Services and Hardware segment.

C	Loss is attributable to a software project that was abandoned in the second quarter and discontinuing our cyber-security product offering in the first quarter.

D	Curtailment loss resulted from an amendment to the bargained pension plan.

E
Loss on extinguishment of debt related to the redemption of $300.0 million of the outstanding 8 3/4% Senior Subordinated Notes due 2018 on May 7, 2015 at a redemption rate of 102.188% and due to the redemption of $45.1 million of the outstanding 8 3/8% Senior Notes due 2020 during the second quarter at an average redemption price of 106.450%.

F	Gain on sale of CyrusOne equity method investment.

*
Diluted earnings per common share have been calculated independently for the results above. Therefore, the sum of the per share amounts will not necessarily equal the per share results for the Before Special Items (Non-GAAP) results.

Cincinnati Bell Inc.
Normalized Statements of Operations (Non-GAAP) - Reconciliation to Reported Results
(Unaudited)
(Dollars in millions, except per share amounts)

					Six
		Six			Months Ended
		Months Ended			June 30, 2014
		June 30, 2014			Before Special Items
		(GAAP)	Special Items		(Non-GAAP)

	Revenue	$565.2	$—		$565.2

	Costs and expenses
	Cost of services and products	304.8	—		304.8
	Selling, general and administrative	98.8	—		98.8
	Depreciation and amortization	62.1	—		62.1
	Restructuring charges	1.2	(1.2)	[A]	—
	Gain on sale or disposal of assets, net	(0.1)	0.1	[B]	—
	Transaction costs	0.7	(0.7)	[C]	—
	Operating income	97.7	1.8		99.5

	Interest expense	78.3	—		78.3
	Loss from CyrusOne equity method investment	1.9	—		1.9
	Gain on sale of CyrusOne equity method investment	(192.8)	192.8	[D]	—
	Other income, net	(1.2)	—		(1.2)

	Income from continuing operations before income taxes	211.5	(191.0)		20.5
	Income tax expense	81.9	(68.8)		13.1
	Income from continuing operations	129.6	(122.2)		7.4

	Loss from discontinued operations (net of tax)	(8.4)	8.4		—

	Net income	121.2	(113.8)		7.4

	Preferred stock dividends	5.2	—		5.2

	Net income applicable to common shareowners	$116.0	$(113.8)		$2.2

	Weighted average diluted common shares	209.2	209.2		209.2

	Diluted earnings per common share*	$0.55	$(0.54)		$0.01

	Normalized results have been adjusted for the following (pretax adjustments are tax effected at 36%):

A	Restructuring charges consist of employee severance associated with outsourcing portions of our IT department.

B	Gain on sale of wireline copper cabling.

C	Transaction costs relate to expenses incurred for agreement to sell Wireless spectrum licenses and certain other assets.

D	Gain on sale of CyrusOne equity method investment.

*
Diluted earnings per common share have been calculated independently for the results above. Therefore, the sum of the per share amounts will not necessarily equal the per share results for the Before Special Items (Non-GAAP) results.

Cincinnati Bell Inc.
Reconciliation of Operating Income (GAAP) Guidance to Adjusted EBITDA (Non-GAAP) Guidance
(Unaudited)
(Dollars in millions)

2015 Operating Income (GAAP) Guidance	$134

Add:

Depreciation and amortization	135
Restructuring	6
Pension and other retirement plan expenses	22

2015 Adjusted EBITDA (Non-GAAP) Guidance	$297	*

* Plus or minus 2 percent

CONTACT:

Cincinnati Bell Inc.
Investor contact:
Josh Duckworth, 513-397-2292
Joshua.Duckworth@cinbell.com

Media contact:
Jane Weiler, 513-397-9941
Jane.Weiler@cinbell.com